Exhibit 10.23.3

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Amendment”) is entered into as of November 5, 2008 by and among SEI Investments Company, a Pennsylvania corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A. The Borrower, the Administrative Agent and the financial institutions party thereto (the “Lenders”) have entered into that certain Credit Agreement dated as of July 25, 2007 (as previously amended, the “Credit Agreement”). Unless otherwise specified herein each capitalized term used in this Amendment shall have the meaning ascribed to it by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement and waive certain of its provisions on the terms and conditions set forth below.

C. SEI Daily Income Trust Prime Obligation Fund (the “Fund”) is an Affiliate of the Borrower and an investment company registered with the Securities and Exchange Commission in accordance with the Investment Company Act of 1940. The Borrower through a Subsidiary is the investment advisor of the Fund.

D. In furtherance of its business interests, the Borrower wishes to enter into an Amended and Restated Capital Support Agreement with the Fund in substantially the form previously delivered to the Administrative Agent and the Lenders (the “CSA”) pursuant to which the Borrower would be obligated, on the terms and conditions thereof, to make “Capital Contributions” to the Fund in amounts of up to $272,550,000 in the aggregate (the “Maximum Contribution Amount”), for which it would not receive shares or other consideration from the Fund. The transactions described in the preceding sentence, including the performance by the Borrower of its obligations under the CSA, are referred to as the “Transactions”.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Upon the “Effective Date” (as defined below), the definition of “Floating Rate” set forth in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Floating Rate” means, for any day, a rate of interest per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2% of 1% and (c) the Eurodollar Rate for a one month Interest Period in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day)

plus 1%; provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page1 (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day. Any change in the Floating Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Base Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.”

2. Consent and Waiver. The Lenders hereby (a) waive any breach of Section 6.11 (Indebtedness), 6.14 (Investments and Acquisitions), 6.16 (Affiliates) or 6.18 (Contingent Obligations) of the Credit Agreement arising solely out of the Transactions, (b) agree that no Contingent Obligations or Investments arising solely out of the Transactions shall be included in any computation under Section 6.11(x) or 6.14(vi) of the Credit Agreement (provided, however, that in no event shall the sum of (i) the Maximum Contribution Amount and (ii) the maximum potential capital contribution obligations of the Borrower under Capital Support Agreements entered into with SEI Daily Income Trust Money Market Fund and/or SEI Liquid Asset Trust Prime Obligation Fund (the “Other Funds”) pursuant to Amendment No. 1 to the Credit Agreement (the “Other Obligations”) exceed $297,550,000), (c) waive any Default or Event of Default that would not have occurred had Recital D of Amendment No. 1 to the Credit Agreement referred to an amount of capital support obligations of up to $173,000,000 instead of an amount of such obligations of up to $150,000,000 and (d) waive any breach of Section 6.15 (Liens) of the Credit Agreement arising solely out of the transfer by the Borrower of up to $23,000,000 into segregated accounts in furtherance of the Borrower’s capital support obligations under the “CSA”, as defined in Recital D of Amendment No. 1 to the Credit Agreement.

3. Agreement. For the avoidance of doubt, the Lenders and the Borrower agree and confirm that both (a) the entire Maximum Contribution Amount and (b) the amount of the Other Obligations, in each case from time to time in effect, shall constitute Consolidated Indebtedness under the Credit Agreement and shall be included in Consolidated Indebtedness for purposes of calculating the Borrower’s Leverage Ratio pursuant to Section 6.21 of the Credit Agreement.

4. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document) is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent such representation or warranty is stated to relate solely to an earlier date in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

5. Effective Date. This Amendment shall become effective as of the close of business on November 5, 2008 (the “Effective Date”) if and only if each of the conditions described below are satisfied prior to the close of business on November 7, 2008 (and if each of such conditions has not been satisfied as of such time, this Amendment shall be of no force or effect):

(a) the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders);

(b) the Borrower shall have paid to the Administrative Agent (i) for the benefit of each Lender executing this Amendment a fee equal to 0.50% of each such Lender’s Commitment and (ii) for its own account all separately agreed fees due and payable to the Administrative Agent; and

(c) the execution and delivery by the Guarantors of an Affirmation of Guaranty in the form of Exhibit A hereto.

6. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended or waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and distribution of this Amendment, including but not limited to the fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:	/s/ Dennis J. McGonigle
Name:	Dennis J. McGonigle
Title:	CFO

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Sergey Sherman
Name:	Sergey Sherman
Title:	Vice President

Signature Page to Amendment No. 3

to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Karin E. Samuel
Name:	Karin E. Samuel
Title:	Director

Signature Page to Amendment No. 3

to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Joshua Podietz
Name:	Joshua Podietz
Title:	Senior Vice President

Signature Page to Amendment No. 3

to Credit Agreement

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Brian J. Sohocki
Name:	Brian J. Sohocki
Title:	Vice President

Signature Page to Amendment No. 3

to Credit Agreement

PNC Bank, National Association

By:	/s/ Meredith Jermann
Name:	Meredith Jermann
Title:	Vice President

Signature Page to Amendment No. 3

to Credit Agreement

Citizens Bank of Pennsylvania

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	Senior Vice President

Signature Page to Amendment No. 3

to Credit Agreement

US Bank, N.A.

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President

Signature Page to Amendment No. 3

to Credit Agreement

THE BANK OF NEW YORK MELLON

By:	/s/ Jean Earley
Name:	Jean Earley
Title:	VP

Signature Page to Amendment No. 3

to Credit Agreement

Wells Fargo Bank, N.A.

By:	/s/ Robert P. Fialkowski
Name:	Robert P. Fialkowski
Title:	Senior Vice President

Signature Page to Amendment No. 3

to Credit Agreement

EXHIBIT A

REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges receipt of a copy of Amendment No. 3 to Credit Agreement (the “Amendment”) dated as of November 5, 2008, consents to such Amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Guaranty dated as of July 25, 2007 in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders (as defined in the Amendment).

Dated as of November 5, 2008

SEI INVESTMENTS MANAGEMENT CORPORATION, a Delaware corporation and successor by merger to SEI Investments Management Corporation II

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Controller

SEI GLOBAL SERVICES, INC., a Delaware corporation

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Controller

SEI FUNDS, INC., a Delaware corporation

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Controller